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                                                                    Exhibit 10.B
                                                                  Execution Copy

                               FIRST AMENDMENT TO
                  SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 1, 2003 (this "First Amendment"), is entered into among GULFTERRA ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), GULFTERRA ENERGY FINANCE CORPORATION, a Delaware corporation (the "Co-Borrower"), CREDIT LYONNAIS NEW YORK BRANCH, BNP PARIBAS and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, FORTIS CAPITAL CORP., as Syndication Agent, and JPMORGAN CHASE BANK, as Administrative Agent, and the several banks and other financial institutions signatories hereto, and shall amend the Seventh Amended and Restated Credit Agreement, dated as of March 23, 1995, as amended and restated through September 26, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, the Co-Borrower, the several banks and other financial institutions (the "Lenders") parties thereto, Credit Lyonnais New York Branch, BNP Paribas and Wachovia Bank, National Association, as Co-Documentation Agents, Fortis Capital Corp., as Syndication Agent, and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Unless otherwise defined or amended herein, capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

         WHEREAS, the Borrower has requested that the Lenders modify Section 2.1(d) of the Credit Agreement so that it becomes obsolete upon the repayment in full of the Initial Term Loans in a manner consistent with Sections 11.18(c) and(d) and 11.23 of the Credit Agreement;

         WHEREAS, the Borrower has requested that the Lenders modify and amend the Credit Agreement as more fully described herein;

         WHEREAS, the Lenders are willing to agree to the amendments being requested by the Borrower, but only on the terms and subject to the conditions set forth in this First Amendment; and

         WHEREAS, each of the signatories hereto is a party to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Lenders and each of the other signatories hereto hereby agree as follows:

         1.       Amendments. The Credit Agreement is hereby amended as follows:

                  (a)      Amendments to Section 1.1.

                                       1
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                           (i)      The following definitions are hereby added
                  to Section 1.1 of the Credit Agreement where alphabetically appropriate:

                                    "First Amendment": the First Amendment to
                           Seventh Amended and Restated Credit Agreement dated as of December 1, 2003 among the Borrower, the Co-Borrower, the Lenders parties thereto, Credit Lyonnais New York Branch, BNP Paribas and Wachovia Bank, National Association, as Co-Documentation Agents, Fortis Capital Corp., as Syndication Agent and JPMorgan Chase Bank, as Administrative Agent for the Lenders.

                           (ii) The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

                                    "Agreement": this Seventh Amended and
                           Restated Credit Agreement, as amended by the First Amendment, and as further amended, supplemented or otherwise modified from time to time.

                  (b) Amendment to Section 2.1(d). Section 2.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (d) In the event that the Applicable Margin set forth in any Term Loan Addendum with respect to any series of Additional Term Loans is more favorable or beneficial to the Term Loan Lenders for such series of Additional Term Loans than the Applicable Margin with respect to any Term Loans outstanding as of the effective date of such Term Loan Addendum, the Applicable Margin with respect to all outstanding Term Loans, without any further action on the part of the Borrower or any further action or approval required of the Administrative Agent or the Lenders, shall be deemed to be amended automatically to provide that the Applicable Margin in such Term Loan Addendum shall apply to all Term Loans outstanding immediately prior to the effective date of such Term Loan Addendum; provided, however, that notwithstanding the foregoing, upon and at any time after the earlier of (i) the repayment in full of the Initial Term Loans and (ii) a written consent, amendment or modification executed by each Initial Term Loan Lender as of the date thereof, and delivered to the Administrative Agent, consenting or agreeing to, or confirming, the substance of this proviso, this Section 2.1(d) shall cease to be effective with respect to any Additional Term Loans, whether outstanding as of such time or thereafter.

         2. Conditions to Effectiveness. This First Amendment shall become effective on the date (the "First Amendment Effective Date") on which the Borrower, the Co-Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this First Amendment.

                                       2
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         3.       Miscellaneous.

                  (a) Representations and Warranties. After giving effect to the effectiveness of this First Amendment, the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as if made on and as of the First Amendment Effective Date and no Default or Event of Default will have occurred and be continuing.

                  (b) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection hereby and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (c) No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  (d) Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (e) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow.]

                                       3
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         IN WITNESS WHEREOF, the parties hereby have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

                                                GULFTERRA ENERGY PARTNERS, L.P.

                                                By:    /s/ Keith Forman
                                                       -------------------------
                                                Name:  Keith Forman
                                                Title: Vice President and CFO

                                                GULFTERRA ENERGY FINANCE
                                                CORPORATION

                                                By:    /s/ Keith Forman
                                                       -------------------------
                                                Name:  Keith Forman
                                                Title: Vice President and CFO

                                Signature Page-1
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THE AGENTS AND THE LENDERS:

                                         JPMORGAN CHASE BANK,
                                         as Administrative Agent and as a Lender

                                         By:    /s/ Robert Traband
                                                --------------------------------
                                         Name:  Robert Traband
                                         Title: Vice President

                                Signature Page-2
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                                         CREDIT LYONNAIS NEW YORK BRANCH,
                                         as Co-Documentation and as a Lender

                                         By:    /s/ Olivier Audemard
                                                --------------------------------
                                         Name:  Olivier Audermard
                                         Title: Senior Vice President

                                Signature Page-3
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                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as Co-Documentation Agent
                                         and as a Lender

                                         By:    /s/ Philip Trinder
                                                --------------------------------
                                         Name:  Philip Trinder
                                         Title: Vice President

                                Signature Page-4
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                                         BNP PARIBAS, as Co-Documentation Agent
                                         and as a Lender

                                         By:    /s/ Mark A. Cox
                                                --------------------------------
                                         Name:  Mark A. Cox
                                         Title: Director

                                         By:    /s/ Greg Smothers
                                                --------------------------------
                                         Name:  Greg Smothers
                                         Title: Vice President

                                Signature Page-5
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                                         BANK ONE, NA (MAIN OFFICE, CHICAGO)

                                         By:    /s/ Jane Bekkeil
                                                --------------------------------
                                         Name:  Jane Bekkeil
                                         Title: Director

                                Signature Page-6
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                                         BANK OF SCOTLAND

                                         By:    /s/ Joseph Fratus
                                                --------------------------------
                                         Name:  Joseph Fratus
                                         Title: First Vice President

                                Signature Page-7
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                                         FLEET NATIONAL BANK

                                         By:    /s/ Terrence Ronan
                                                --------------------------------
                                         Name:  Terrence Ronan
                                         Title: Managing Director

                                Signature Page-8
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                                         THE ROYAL BANK OF SCOTLAND PLC

                                         By:    /s/ Matthew J. Main
                                                --------------------------------
                                         Name:  Matthew J. Main
                                         Title: Senior Vice President

                                Signature Page-9
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                                         THE BANK OF NOVA SCOTIA

                                         By:    /s/ Vicki Gibson
                                                --------------------------------
                                         Name:  Vicki Gibson
                                         Title: Assistant Agent

                               Signature Page-10
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                                         SUNTRUST BANK

                                         By:    /s/ Linda Lee Stanley
                                                --------------------------------
                                         Name:  Linda L. Stanley
                                         Title: Director

                               Signature Page-11
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                                         WELLS FARGO BANK, N.A., (formerly
                                         known as Wells Fargo Bank Texas, N.A.)

                                         By:    /s/ Richard A. Gould
                                                --------------------------------
                                         Name:  Richard A. Gould
                                         Title: Vice President

                               Signature Page-12
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                                         CITICORP USA

                                         By:    /s/ K. Clinton Gerst
                                                --------------------------------
                                         Name:  K. Clinton Gerst
                                         Title: Attorney-in-Fact

                               Signature Page-13
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                                         DEUTSCHE BANK TRUST COMPANY AMERICAS

                                         By:    /s/ Marcus M. Tarkington
                                                --------------------------------
                                         Name:  Marcus M. Tarkington
                                         Title: Director

                               Signature Page-14
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                                         CREDIT SUISSE FIRST BOSTON, ACTING
                                         THROUGH ITS CAYMAN ISLANDS BRANCH

                                         By:    /s/ James. P Moran
                                                --------------------------------
                                         Name:  James P. Moran
                                         Title: Director

                                         By:    /s/ David J. Dodd
                                                --------------------------------
                                         Name:  David J. Dodd
                                         Title: Director

                               Signature Page-15
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                                         MERRILL LYNCH CAPITAL CORPORATION

                                         By:    /s/ Carol J.E. Feeley
                                                --------------------------------
                                         Name:  Carol J. E. Feeley
                                         Title: Vice President

                               Signature Page-16
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                                         RZB FINANCE LLC, CONNECTICUT OFFICE

                                         By:    /s/ John A. Valiska
                                                --------------------------------
                                         Name:  John A. Valiska
                                         Title: Group Vice President

                                         By:    /s/ Elisabeth Hirst
                                                --------------------------------
                                         Name:  Elisabeth Hirst
                                         Title: Assistant Vice President

                               Signature Page-17
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                                         BANK OF AMERICA, N.A.

                                         By:    /s/ Ronald E. McKaig
                                                --------------------------------
                                         Name:  Ronald E. McKaig
                                         Title: Managing Director

                               Signature Page-18
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                                         COMERICA BANK

                                         By:    /s/ Juli Bieser
                                                --------------------------------
                                         Name:  Juli Bieser
                                         Title: Vice President

                               Signature Page-19
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                                         GOLDMAN SACHS CREDIT PARTNERS L.P.

                                         By:    /s/ Elizabeth Fischer
                                                --------------------------------
                                         Name:  Elizabeth Fischer
                                         Title: Authorized Signatory

                               Signature Page-20
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                                         NATEXIS BANQUES POPULAIRES

                                         By:    /s/ Louis P. Laville, III
                                                --------------------------------
                                         Name:  Louis P. Laville, III
                                         Title: Vice President and Group Manager

                                         By:    /s/ Donovan C. Broussard
                                                --------------------------------
                                         Name:  Donovan C. Broussard
                                         Title: Vice President and Manager

                               Signature Page-21
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                                         ROYAL BANK OF CANADA

                                         By:    /s/ R. S. Chang
                                                --------------------------------
                                         Name:  R. S. Chang
                                         Title: Vice President

                               Signature Page-22
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                                         COMPASS BANK

                                         By:    /s/ Kathleen J. Bower
                                                --------------------------------
                                         Name:  Kathleen J. Bower
                                         Title: Vice President

                               Signature Page-23
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                                         SOUTHWEST BANK OF TEXAS, N.A.

                                         By:    /s/ W. Bryan Chapman
                                                --------------------------------
                                         Name:  W. Bryan Chapman
                                         Title: Senior Vice President Energy
                                                Lending

                               Signature Page-24